UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07850

PNC Advantage Funds

(Exact name of registrant as specified in charter)

One East Pratt Street - 5th Floor

                    Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

        Boston, Massachusetts 02199-3600

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-364-4890

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2012

PNC Advantage Institutional Money Market Funds

PNC
ADVANTAGE FUNDS

  P N C

  A D V A N T A G E   F U N D S

  A N N U A L   R E P O R T

PNC Advantage Institutional

Government Money Market Fund

PNC Advantage Institutional

Money Market Fund

PNC Advantage Institutional

Treasury Money Market Fund

T A B L E   O F   C O N T E N T S

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Advantage Institutional Government Money Market Fund, the PNC Advantage Institutional Money Market Fund and the PNC Advantage Institutional Treasury Money Market Fund (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-364-4890 or downloading one at pncfunds.com. Please read it carefully before you invest or send money.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Advantage Funds and receives fees for its services. PNC Advantage Funds are distributed by PNC Funds Distributor, LLC (“Distributor”), formerly known as Professional Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with PCA and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

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Dear Shareholders:

We are pleased to present this annual report for the PNC Advantage Funds. This report provides a detailed review of the markets, the portfolios and our management strategies.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income and equity mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2012, especially given the volatility experienced during the annual period.

Economic Review

The U.S. economy experienced numerous fits and starts during the annual period, as it grappled with a wide range of headline dominating issues including extended housing sector price weakness: aggressive fiscal and monetary policies; commodity price gyrations; the European sovereign and bank debt crises; and the stock market correction of the summer of 2011. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first calendar quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to 1.8% in the third quarter of 2011. The fourth quarter of 2011 saw an acceleration of GDP to 3.0%, but then relative softness returned with GDP retreating to an updated estimate of 1.9% for the first quarter of 2012.

As the annual period began in June 2011, U.S. consumers struggled with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August, after averaging 2.1% growth in the first quarter of 2011. Capital spending and reinvestment were at extremely low levels, and cash of corporate balance sheets remained at all-time highs. Headlines regarding U.S. fiscal concerns and European sovereign debt troubles continued to dominate throughout the fourth quarter of 2011. However, fourth quarter GDP appeared to confirm that the U.S. recovery, though restrained, managed to remain in place despite outside pressures. Consumers showed marked improvement during the quarter, at least according to confidence surveys and post-holiday retail reports. Some of the boost in the consumer confidence may have been due to the decline in the unemployment rate from 9% to 8.6% and the four consecutive weeks of initial jobless claims below 400,000 to end the calendar year. The year also

“…U.S. fiscal concerns and European sovereign debt troubles continued to dominate…”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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“…yields in the taxable and tax-exempt money markets remained at low levels.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012 ended with strength in the housing market, as pending home sales jumped to its highest level in 19 months.

The first quarter of 2012 showed substantial progress in the building blocks of a self-sustaining economic expansion. Most encouraging, perhaps, employment growth picked up with an average monthly payroll gain in excess of 200,000 over the prior six months. The unemployment rate dropped to 8.3% as of March 2012. Initial unemployment claims — the weekly measure of new layoffs — stood at levels last seen in the spring of 2008 just before the financial crisis picked up speed. Concurrent with the better employment growth, consumption gradually improved with a pickup in both motor vehicle purchases and solid sales within the retail sector. Nearly as important, bank credit began to grow again.

In April and May 2012, the strength of the U.S. economic recovery came into question once again. The U.S. labor market appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, suggesting that some of the stronger job reports from earlier in 2012 might have been boosted by the mild winter. The government’s first estimate of first quarter 2012 GDP was also lower than expected at 2.2%. However, April’s housing market data showed some signs of stabilization, and consumer confidence modestly increased. In May, housing starts fell, although the entire drop occurred in the multifamily sector. New home construction actually rose 3.2% during the month. Industrial production slipped, retail sales slid and consumer confidence stumbled. May’s gain of 69,000 additional jobs on the non-farm payroll report was the weakest report in more than a year, prompting markets to wonder if the Fed will yet again initiate further stimulus. The good news in May — and that which may enable the Fed to concentrate on its long-term objective of keeping interest rates low until at least the end of 2014 — was that headline inflation declined even more than what the markets were expecting, with changes in the price of energy, including gasoline, primarily responsible for pushing consumer prices down.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period and Fed officials extending in January 2012 their expected time horizon from mid 2013 to late 2014 for short-term interest rates to stay low, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was an increase in demand and a contraction in supply. During the first half of the annual period in particular, supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June 2011 ahead of the August 2011 deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries through much of the annual period, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

Fixed Income

Fixed income market performance fluctuated during the annual period with changing market conditions and shifting investor sentiment but generally posted solid positive results. U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, significantly outperformed the equity market for the 12 months ended May 31, 2012. From June through November 2011, investors generally fled to U.S. Treasuries as perceived safe havens, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Softened economic performance, fears of European sovereign debt contagion, decreased commodity price pressures and a series of Fed policy initiatives drove the bond market rally. Then, on the heels of better economic news domestically and as the European Central Bank became more aggressive in its monetary policy, demand for U.S. Treasuries declined, and riskier fixed income asset classes performed well between December 2011 and March 2012. During these months, yields on U.S. Treasuries rose, and high yield corporate bonds were the top performing fixed income sector. High yield corporate bond issuance reached a record $106 billion in the first quarter of 2012. Investment grade corporate bonds also performed well, with bond investors absorbing a robust volume of corporate bond supply. Indeed, investment grade corporations issued new bonds totaling $345 billion during the first quarter of 2012. In April and May, as U.S. economic data weakened and the situation in Europe deteriorated, U.S. Treasuries rallied and returns on riskier fixed income asset classes declined slightly. The gains in U.S. Treasuries were once again driven by a flight to quality, as concerns about Spain’s banks added to investors’ anxiety over the European sovereign debt crisis. An unexpected decline in U.S. consumer sentiment also helped bond prices.

For the annual period overall, two-year Treasury yields fell 21 basis points (a basis point is 1/100th of a percentage point) to 0.26%, and 10-year Treasury yields dropped 150 basis points to 1.56%. Long-term Treasury yields declined 158 basis points to 2.64%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August 2011 could scarcely be detected in an examination of U.S. Treasury rates. Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In late January 2012, the Fed stated that it planned to keep short-term interest rates near zero until late 2014, as it extended the period that it plans to hold down interest rates in an effort to spur economic growth. In September, Operation Twist, mentioned below, dominated domestic monetary policy. Through May 31, 2012, the Fed had purchased more than $225 billion of mortgage-backed securities through this program.

Most of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the annual period, as concerns regarding the European sovereign debt crisis, slowing growth in China’s economy and inflationary pressures in several emerging market nations kept investors domestically-focused, risk-averse and defensive. The investment grade corporate bond, high yield corporate bond and mortgage-backed securities sectors each lagged U.S. Treasuries overall. Asset-backed securities, commercial mortgage-backed securities and U.S. agency securities were the exceptions, with each sector modestly outpacing U.S. Treasuries overall for the annual period. The tax-exempt bond market overall outperformed the taxable fixed income market during the annual period, though performance was segmented. From the start of the annual period through

“…the Fed left the tar- geted federal funds rate unchanged…” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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“…equity markets retreated amidst renewed concerns…” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. From December 2011 through February 2012, municipal yields rallied, with strong individual and institutional investor demand and low tax-exempt supply the primary drivers. In March, municipal yields increased on new issue supply and soaring refunding issuance and as U.S. Treasury yields rose with better economic news. Meanwhile, the municipal credit environment continued to stabilize. State revenue growth was steady, although local revenues remained somewhat depressed. In April and May 2012, municipal bond yields declined again, approaching historic lows, as tax-exempt bonds followed U.S. Treasuries amidst additional European turmoil and a resultant flight to quality. Although new issue supply in the municipal market was higher than many had anticipated during these months, robust demand drove strong performance.

Equities

Most of the major U.S. equity indices generated negative returns during the 12 months ended May 31, 2012, as volatility dominated and investor sentiment swung sharply between “risk on” and “risk off.”

As the annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly.

The third quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S.’ debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike. Also under

OperationTwist, the Fed would reinvest mortgage-backed security paydowns and agency debenture securities back into agency mortgage-backed securities.

Equities rallied in the fourth quarter of 2011 across most major world indices, but particularly domestically. Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction, but stronger-than-expected economic data in the U.S., especially within the key labor, manufacturing and housing markets, and the beginning, albeit somewhat piecemeal, steps toward a solution to the European sovereign debt issues were the primary drivers of higher returns. The equity market rally extended and broadened through March, with most indices posting double-digit returns. Indeed, the first quarter of 2012 proved to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid data to raise consumer expectations and restore investor confidence, and fears of a worsening European sovereign debt crisis began to abate.

In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe. For the annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks within the large-cap and mid-cap segments of the U.S. equity market; value stocks outpaced growth stocks within the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

Our View Ahead

After numerous economic fits and starts, it seemed at the end of May 2012 that U.S. economic growth was gaining some self-sustaining traction, albeit sluggishly. Indeed, in our view, domestic economic growth has proceeded at a slower pace than other recent recoveries due to the depth of the contraction, the impact of the deleveraging cycle and challenges in the housing market. With the unemployment rate still elevated relative to historical average levels and an unprecedented amount of long-term unemployed, we believe the Fed will continue ultra-accommodative monetary policies over the near term. Meanwhile, we recognize that changing expectations of Fed policy may cause volatility in the financial markets. We believe prudent investment requires patience through volatile periods.

At the end of the annual period, then, we favored U.S. large cap equities given their higher quality profile and more attractive valuation metrics. We believed U.S. small cap equities may have been at fair value. As for international equities, after a strong rebound due to the infusion of central bank liquidity measures and a stronger than expected U.S. economy, we believe global equity markets may pause in the near term as concerns about European sovereign debt, an intensifying Chinese economic slowdown, fluctuating energy prices and geopolitical concerns resurface. We remain constructive longer term on international equities based on valuations particularly in Europe, emerging market policy flexibility and growth prospects, and the potential for self-sustaining global growth.

“…we believe the Fed will continue ultra- accommodative mon- etary policies over the near term.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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“…fiscal policy decisions will not be addressed until after the November elections.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

On the fixed income side, we believe the persistence of macroeconomic risks and the continuation of ultra-accommodative monetary policy may well keep U.S. Treasury yields range-bound for the near term. European sovereign debt problems will take time to be resolved as economies adjust to fiscal austerity programs and policies aimed to increase the competitiveness of southern European economies. The potential for conflict in the Middle East could drive a flight to safety in financial markets, and fiscal decisions in the U.S. may amplify market uncertainty. More specifically, although domestic fiscal deficits of more than $1 trillion have not prevented the U.S. Treasury from borrowing at record low levels, we believe domestic fiscal challenges could be a source of market volatility before year-end 2012. The expiration of the so-called “Bush-era” tax cuts, over $1.2 trillion in automatic spending cuts phased in over the next ten years as mandated by the failure of the Congressional super-committee to reach consensus, and the expiration of payroll tax cuts are all scheduled to occur at the beginning of 2013. We believe the uncertainty related to potential changes in fiscal policy will likely be a source of volatility in the bond market in the second half of 2012. In our opinion, any potential fiscal policy decisions will not be addressed until after the November elections. Despite this view, at the end of the annual period, we favored risk-based sectors over U.S. Treasuries in an environment of modest economic growth and historically low nominal yields. We favored the corporate credit sector due to continued strength in fundamentals, relative valuation and yield carry advantages over U.S. Treasuries. Mortgage-backed securities, in our view, provided stable risk-return characteristics to a well-diversified fixed income portfolio.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Advantage Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

In Memoriam

It is with deepest sympathy that we inform you that Richard W. Furst, a Trustee of PNC Funds since June 1990, passed away on May 19, 2012. He will be remembered for his many years of dedicated service and contributions as a Trustee.

Sincerely,

Kevin A. McCreadie

President, PNC Advantage Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Advantage Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Advantage Funds’ trading intent.

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Notice to PNC Advantage Institutional Treasury Money Market Fund Shareholders

Effective October 1, 2012, PNC Advantage Institutional Treasury Money Market Fund’s principal investment strategies will be re-stated, in part, as follows: “Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S Treasury and in other money market funds that invest exclusively in such obligations.” The policy has been re-stated to clarify that the repurchase agreements in which the Fund may invest may be collateralized by U.S. Treasuries of any maturity.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
Commercial Paper	–	31.2%	–
U.S. Government Agency Obligations	59.3%	–	–
Repurchase Agreements	35.9	18.8	69.5%
Asset Backed Commercial Paper	–	15.8	–
Certificates of Deposit	–	9.5	–
Education Revenue Bonds	–	7.0	–
U.S. Treasury Obligations	4.3	3.7	30.5
Affiliated Money Market Fund	–	2.7	–
Public Facilities Revenue Bonds	–	2.6	–
Industrial/Development Revenue Bonds	–	1.8	–
Corporate Bonds	–	1.7	–
Asset Backed Securities	–	1.7	–
Funding Agreement	–	1.2	–
Other Revenue Bonds	–	1.1	–
Hospital/Nursing Home Revenue Bonds	–	0.7	–
Tax Exempt Commercial Paper	–	0.5	–
Money Market Fund	0.5	–	–
	100.0%	100.0%	100.0%

All mutual funds have operating expenses. As a shareholder of a Fund, you could incur operating expenses including investment advisory fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2011 to May 31, 2012).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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	Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio*,**	Expenses Paid During Period***
Institutional Government Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.06	0.13%	$0.66
Advisor Class	1,000.00	1,000.06	0.13	0.66
Hypothetical****
Institutional Class	1,000.00	1,024.34	0.13	0.67
Advisor Class	1,000.00	1,024.35	0.13	0.66
Institutional Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.25	0.17%	$0.84
Advisor Class	1,000.00	1,000.25	0.17	0.83
Hypothetical****
Institutional Class	1,000.00	1,024.17	0.17	0.85
Advisor Class	1,000.00	1,024.17	0.17	0.84
Institutional Treasury Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.07	0.10%	$0.52
Advisor Class	1,000.00	1,000.07	0.10	0.49
Service Class	1,000.00	1,000.07	0.11	0.53
Hypothetical****
Institutional Class	1,000.00	1,024.49	0.10	0.52
Advisor Class	1,000.00	1,024.51	0.10	0.50
Service Class	1,000.00	1,024.47	0.11	0.54

*	See Note 3 in Notes to Financial Statements.
**	The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period
(December 1, 2011 to May 31, 2012) and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2012.
***	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
****	Assumes annual return of 5% before expenses.

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T R U S T E E S   A N D   O F F I C E R S   O F   T H E   T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dorothy A. Berry 68	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council, since 2010.	2 registered investment companies consisting of 33 portfolios	Chairman and Director, Professionally Managed Portfolios.
John G. Drosdick 68	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 33 portfolios

Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Dale C. LaPorte 70	Trustee Chairman of the Legal Compliance Committee	Since April 2005 Since May 2009

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				2 registered investment companies consisting of 33 portfolios	Director, Invacare Corporation
L. White Matthews, III 66	Trustee	Since February 2010

Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.

				2 registered investment companies consisting of 33 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 69	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 33 portfolios	Director, Care Fusion (health care devices).
Stephen M. Todd 64	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), July 2003 to June 2010.	2 registered investment companies consisting of 33 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until November 2011.

1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” consists of two registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes PNC Advantage Funds (three portfolios) and the PNC Funds (thirty portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended that are not a part of the Fund Complex.

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 51	President	Since February 2010

President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.

				N/A	N/A
Jennifer E. Spratley[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 43	Vice President	Since March 2010

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 40	Chief Compliance Officer	Since November 2010

Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.

				N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 46	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008

Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.

				N/A	N/A
Savonne L. Ferguson[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 38	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010

Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

				N/A	N/A
Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 45	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 53	Assistant Secretary	Since February 2011

Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.

				N/A	N/A

6 Mmes. Ferguson, Gage and Spratley and Messrs. Glazar, Kernan, McCreadie and Pruitt also serve as Officers of PNC Funds in their same capacities.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-364-4890.

P N C  A d v a n t a g e  F u n d s

R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D   P U B L I C   A C C O U N T I N G   F I R M

To the Shareholders and Board of Trustees of

PNC Advantage Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Advantage Institutional Government Money Market Fund, PNC Advantage Institutional Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund constituting PNC Advantage Funds (the “Trust”), as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds in the Trust as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 27, 2012

P N C A d v a n t a g e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Institutional Government Money Market Fund(1)

	Institutional Shares			Advisor Shares

	2012	2011	2010(2)	2012	2011(3)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net Investment Income†	–*	–*	–*	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–	–*	–	–	–*

Total from Investment Operations	–	–	–	–	–

Dividends from Net Investment Income	–*	–*	–*	–*	–*
Distributions from Net Realized Gains	–	–	–	–	–
Total Distributions	–	–	–	–	–

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	0.02%	0.06%	0.03%	0.02%	0.02%

Ratios/Supplemental Data
Net Assets End of Period (000)	$92,802	$61,615	$15,005	$1,242	$ 179
Ratio of Expenses to Average Net Assets	0.11%	0.10%	0.10%	0.09%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.05%	0.05%	0.01%	0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.53%	0.61%	0.28%	0.47%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.19)%	(0.38)%	(0.45)%	(0.18)%	(0.34)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

At May 31, 2012, net assets of the Service Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3)	Advisor Shares were first sold (excluding seed capital of $10) on January 28, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C A d v a n t a g e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Institutional Money Market Fund(1)
	Institutional Shares					Advisor Shares
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income†	– *	– *	– *	0.01	0.04	– *	– *	– *	0.01	0.04
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	– *	– *	– *	– *	– *	– *	– *
Total from Investment Operations	–	–	–	0.01	0.04	–	–	–	0.01	0.04
Dividends from Net Investment Income	– *	– *	– *	(0.01)	(0.04)	– *	– *	– *	(0.01)	(0.04)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	–	–	–	(0.01)	(0.04)	–	–	–	(0.01)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.05%	0.07%	0.12%	1.46%	4.43%	0.05%	0.07%	0.10%	1.41%	4.38%

Ratios/Supplemental Data
Net Assets End of Period (000)	$834,099	$932,972	$864,478	$2,406,236	$2,289,971	$119,508	$145,296	$35,123	$206,979	$266,866
Ratio of Expenses to Average Net Assets(2)	0.14%	0.19%	0.19%	0.19%	0.16%	0.14%	0.19%	0.21%	0.24%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.05%	0.06%	0.14%	1.41%	4.32%	0.05%	0.06%	0.10%	1.45%	4.27%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.22%	0.22%	0.22%	0.21%	0.18%	0.22%	0.22%	0.26%	0.26%	0.23%
Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Fee Waivers)	(0.03)%	0.03%	0.11%	1.39%	4.30%	(0.03)%	0.02%	0.05%	1.43%	4.25%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

At May 31, 2012, net assets of the Service Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)

The Board approved the participation by the Institutional Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Institutional Money Market Fund paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

See Notes to Financial Statements.

P N C A d v a n t a g e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Institutional Treasury Money Market Fund
	Institutional Shares			Advisor Shares		Service Shares
	2012	2011	2010(1)	2012	2011(2)	2012	2011(3)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net Investment Income†	–*	–*	–*	–*	–*	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–	–*	–*	–	–*	–	–*

Total from Investment Operations	–	–	–	–	–	–	–

Dividends from Net Investment Income	–*	–*	–*	–*	–*	–*	–*
Distributions from Net Realized Gains	–	–	–	–	–	–	–

Total Distributions	–	–	–	–	–	–	–

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	0.01%	0.03%	0.01%	0.01%	0.00%	0.01%	0.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$111,735	$36,398	$15,090	$3,619	$2,547	$11,149	$4,192
Ratio of Expenses to Average Net Assets	0.08%	0.10%	0.08%	0.07%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.49%	0.61%	0.32%	0.53%	0.31%	0.60%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.21)%	(0.38)%	(0.52)%	(0.24)%	(0.45)%	(0.21)%	(0.50)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Advisor Shares were first sold (excluding seed capital of $10) on March 16, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Service Shares were first sold (excluding seed capital of $10) on October 29, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  G o v e r n m e n t  M o n e y  M a r k e t   F u n d

S C H E D U L E   O F   I N V E S T M E N T S

M a y 3 1,   2 0 1 2

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 59.3%
Federal Farm Credit Bank — 14.2%
Federal Farm Credit Bank
0.240%, 06/13/12	$ 900	$ 900
Federal Farm Credit Bank (FRN)
0.200%, 06/04/12	600	600
0.170%, 06/19/12	600	600
0.200%, 06/27/12	800	800
0.350%, 07/13/12	1,000	1,000
0.219%, 07/16/12	675	675
0.186%, 07/27/12	500	500
0.230%, 08/17/12	600	600
0.259%, 09/07/12	1,000	1,000
0.270%, 09/20/12	1,630	1,631
0.200%, 09/28/12	1,000	1,000
0.259%, 10/12/12	1,000	1,000
0.259%, 12/13/12	1,000	1,001
0.236%, 03/06/13	1,000	1,000
0.200%, 04/02/13	1,000	1,000
		13,307
Federal Home Loan Bank — 15.3%
Federal Home Loan Bank
5.375%, 06/08/12	1,300	1,301
1.375%, 06/08/12	1,000	1,000
0.250%, 07/20/12	1,000	1,000
0.250%, 07/30/12	500	500
0.220%, 08/22/12	2,000	2,001
0.220%, 09/12/12	450	450
0.200%, 11/14/12	1,000	1,000
0.180%, 11/14/12	900	900
0.150%, 02/06/13	700	700
0.190%, 02/15/13	600	600
Federal Home Loan Bank (DN)
0.110%, 06/01/12	1,000	1,000
0.110%, 07/13/12	1,000	1,000
0.150%, 11/02/12	960	959
Federal Home Loan Bank (FRN)
0.189%, 10/26/12	1,000	1,000
0.219%, 04/09/13	1,000	1,000
		14,411
Federal Home Loan Mortgage Corporation — 17.1%
Federal Home Loan Mortgage Corporation
1.750%, 06/15/12	670	670
1.125%, 07/27/12	1,100	1,102
0.515%, 11/26/12	1,200	1,202
Federal Home Loan Mortgage Corporation (DN)
0.060%, 06/05/12	1,000	1,000
0.115%, 06/11/12	960	960
0.100%, 06/19/12	600	600
0.060%, 06/25/12	500	500
0.160%, 08/01/12	600	600
0.165%, 08/27/12	1,000	1,000
0.160%, 10/01/12	850	849
0.130%, 10/05/12	1,000	1,000
0.175%, 10/09/12	1,000	999
0.150%, 10/22/12	2,000	1,999
0.155%, 10/29/12	844	843
Federal Home Loan Mortgage Corporation (FRN)
0.350%, 01/10/13	1,000	1,001
0.189%, 02/04/13	1,000	1,000

	Par (000)	Value (000)
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.179%, 11/02/12	$ 750	$ 750
		16,075
Federal National Mortgage Association — 12.7%
Federal National Mortgage Association
1.250%, 06/22/12	850	850
1.125%, 07/30/12	600	601
0.625%, 09/24/12	2,100	2,103
Federal National Mortgage Association (DN)
0.060%, 06/04/12	1,000	1,000
0.150%, 09/26/12	2,000	1,999
Federal National Mortgage Association (FRN)
0.229%, 07/26/12	300	300
0.260%, 08/23/12	350	350
0.390%, 09/13/12	1,945	1,946
0.269%, 09/17/12	320	320
0.360%, 12/03/12	1,000	1,001
0.270%, 12/20/12	1,000	1,001
0.400%, 02/01/13	500	501
		11,972
Total U.S. Government Agency Obligations (Cost $55,765)		55,765
U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bill† — 1.6%
0.075%, 06/07/12	1,500	1,500
U.S. Treasury Notes — 2.7%
0.375%, 10/31/12	1,500	1,502
1.375%, 02/15/13	1,000	1,008
		2,510
Total U.S. Treasury Obligations (Cost $4,010)		4,010

	Number of Shares
MONEY MARKET FUND — 0.5%
Invesco Government & Agency Portfolio	500,000	500
Total Money Market Fund (Cost $500)		500

	Par (000)
REPURCHASE AGREEMENTS — 35.8%
Deutsche Bank Securities, Inc.
0.210% (dated 05/31/12, due 06/01/12, repurchase price $11,000,064, collateralized by Federal National Mortgage Association Bond, 6.000%, due 01/01/38, total value $11,220,000)	$11,000	11,000
Merrill Lynch Pierce Fenner and Smith, Inc.
0.200% (dated 05/31/12, due 06/01/12, repurchase price $11,000,061 collateralized by Federal Home Loan Mortgage Corporation Bond, 4.500%, due 07/01/41, total value $11,220,001)	11,000	11,000

See Notes to Financial Statements.

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
UBS Securities LLC
0.200% (dated 05/31/12, due 06/01/12, repurchase price $11,699,065, collateralized by
Federal Home Loan Mortgage Corporation
Bonds and Federal National Mortgage
Association Bonds, 2.460% to 7.000%, due
03/01/14 to 05/01/42, total value
$11,932,980)	$11,699	$11,699
Total Repurchase Agreements (Cost $33,699)		33,699
TOTAL INVESTMENTS — 99.9% (Cost $93,974)*		93,974
Other Assets & Liabilities — 0.1%		70
TOTAL NET ASSETS — 100.0%		$94,044

*   Also cost for Federal income tax purposes.

†   The rate shown is the effective yield at purchase date.

     Please see Investment Abbreviations and Definitions on Page 23.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)
Money Market Fund	$500	$ –	$–	$ 500
Repurchase Agreements	–	33,699	–	33,699
U.S. Government Agency Obligations	–	55,765	–	55,765
U.S. Treasury Obligations	–	4,010	–	4,010

Total Assets – Investments in Securities	$500	$93,474	$–	$93,974

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  M o n e y  M a r k e t  F u n d

S C H E D U L E   O F   I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 1.7%
Automotive — 1.7%
Bank of America Auto Trust,
Series 2012-1, Cl A1
0.269%, 04/15/13	$3,489	$3,489
Ford Credit Auto Lease Trust,
Series 2011-B, Cl A1
0.480%, 11/15/12 144A	719	719
Ford Credit Auto Owner Trust,
Series 2012-A, Cl A1
0.449%, 02/15/13 144A	178	178
Ford Credit Auto Owner Trust,
Series 2012-B, Cl A1
0.313%, 05/15/13 144A	3,700	3,700
Honda Auto Receivables Owner Trust,
Series 2012-1, Cl A1
0.413%, 03/15/13	1,031	1,031
Honda Auto Receivables Owner Trust,
Series 2012-2, Cl A1
0.301%, 05/15/13	2,856	2,856
Mercedes-Benz Auto Lease Trust,
Series 2012-A, Cl A1
0.344%, 04/15/13	3,174	3,174
Volkswagen Auto Loan Enhanced Trust,
Series 2012-1, Cl A1
0.439%, 01/22/13	765	765
Total Asset Backed Securities
(Cost $15,912)		15,912
CERTIFICATES OF DEPOSIT — 9.4%
Domestic — 0.9%
Branch Banking & Trust
0.190%, 08/06/12	8,500	8,500
Yankee — 8.5%
Australia & New Zealand Banking Group NY
0.300%, 07/13/12	7,000	7,000
Bank of Nova Scotia Houston
0.310%, 08/02/12	5,000	5,000
0.320%, 08/06/12	4,500	4,500
Canadian Imperial Bank of Commerce NY (FRN)
0.666%, 07/17/12	9,500	9,506
0.329%, 11/26/12	9,400	9,400
Rabobank Nederland NV NY
0.370%, 06/11/12	5,000	5,000
0.510%, 10/04/12	7,000	7,000
Royal Bank of Canada NY
0.520%, 01/31/13	5,000	5,002
Royal Bank of Canada NY (FRN)
0.494%, 03/11/13	3,000	3,000
Svenska Handelsbanken NY
0.265%, 07/18/12	6,500	6,498
0.255%, 07/30/12	6,600	6,600
0.240%, 08/03/12	5,500	5,498
UBS AG Stamford
0.155%, 06/15/12	7,000	7,000
		81,004
Total Certificates of Deposit
(Cost $89,504)		89,504

	Par (000)	Value (000)
ASSET BACKED COMMERCIAL PAPER† — 15.6%
Financial Services — 15.6%
Alpine Securitization
0.190%, 06/14/12	$7,000	$6,999
0.200%, 06/19/12	3,500	3,500
0.210%, 07/09/12	8,000	7,998
Chariot Funding LLC
0.160%, 06/19/12	4,888	4,888
0.170%, 06/20/12	5,000	5,000
0.180%, 07/17/12	7,000	6,998
Fairway Finance LLC
0.180%, 06/11/12	7,000	7,000
0.170%, 07/18/12	11,000	10,998
FCAR Owner Trust
0.230%, 06/08/12	6,000	6,000
Gemini Securitization LLC
0.220%, 06/07/12	14,600	14,599
0.220%, 06/11/12	3,500	3,500
Jupiter Securitization LLC
0.180%, 07/25/12	2,250	2,249
Liberty Street Funding LLC
0.150%, 06/12/12	6,000	6,000
0.190%, 07/27/12	3,500	3,499
Old Line Funding LLC
0.170%, 06/18/12	12,788	12,787
Regency Markets No. 1 LLC
0.200%, 06/18/12	700	700
0.210%, 06/18/12	6,000	5,999
Sheffield Receivables
0.180%, 06/15/12	9,000	8,999
Straight-A Funding LLC
0.180%, 06/11/12	13,000	12,999
0.160%, 06/27/12	3,000	3,000
Variable Funding Capital
0.170%, 06/25/12	7,000	6,999
0.170%, 07/05/12	7,800	7,799
		148,510
Total Asset Backed Commercial Paper
(Cost $148,510)		148,510
COMMERCIAL PAPER† — 30.8%
Banks — 19.7%
Australia & New Zealand Banking Group
0.350%, 07/17/12	2,000	1,999
0.160%, 07/20/12	5,000	4,999
0.180%, 08/09/12	1,000	1,000
Commonwealth Bank of Australia
0.517%, 06/22/12	8,000	8,000
0.350%, 11/30/12	9,500	9,483
Deutsche Bank Financial LLC
0.170%, 06/11/12	9,500	9,499
DnB Bank ASA
0.270%, 06/27/12	4,000	3,999
0.250%, 07/18/12	5,000	4,998
0.365%, 08/30/12	5,350	5,345
0.450%, 09/24/12	3,400	3,395
HSBC USA
0.270%, 07/23/12	11,000	10,996
0.280%, 08/06/12	1,680	1,679
0.300%, 08/28/12	6,000	5,996
JPMorgan Chase
0.300%, 07/26/12	9,000	8,996

See Notes to Financial Statements.

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Banks — continued
National Australia Funding Delaware
0.270%, 06/05/12	$6,000	$6,000
0.320%, 11/01/12	9,000	8,988
Nordea North America
0.250%, 07/11/12	8,000	7,998
0.280%, 08/10/12	3,000	2,998
0.330%, 10/15/12	6,750	6,742
Rabobank USA Financial
0.350%, 07/02/12	1,500	1,499
0.240%, 08/01/12	3,250	3,249
0.410%, 11/05/12	2,300	2,296
Standard Chartered Bank
0.180%, 07/06/12	1,000	1,000
0.220%, 08/20/12	17,500	17,491
Toronto Dominion Holdings USA
0.180%, 08/13/12	8,000	7,997
0.280%, 11/06/12	9,600	9,588
UOB Funding LLC
0.180%, 07/02/12	5,000	4,999
0.170%, 07/24/12	5,000	4,999
0.280%, 07/25/12	5,000	4,998
0.240%, 09/11/12	2,000	1,999
Westpac Banking
0.370%, 08/03/12	5,500	5,496
0.300%, 11/02/12	9,600	9,588

		188,309
Consumer Staples — 0.3%
Nestle Capital
0.165%, 08/29/12	3,310	3,309
Financial Services — 4.7%
American Honda Finance
0.170%, 07/17/12	10,000	9,998
General Electric Capital
0.190%, 07/12/12	7,000	6,998
0.200%, 09/07/12	2,000	1,999
PACCAR Financial
0.160%, 06/14/12	7,000	7,000
0.170%, 07/26/12	2,000	1,999
0.180%, 08/08/12	3,000	2,999
Toyota Motor Credit
0.170%, 07/16/12	4,000	3,999
0.330%, 11/26/12	9,500	9,485

		44,477
Food, Beverage & Tobacco — 1.9%
Coca-Cola
0.160%, 06/18/12	5,000	5,000
0.180%, 08/30/12	4,000	3,998
0.210%, 10/05/12	9,000	8,993

		17,991
Healthcare — 0.6%
Catholic Health Initiatives
0.280%, 06/04/12	1,600	1,600
Sanofi Aventis
0.160%, 06/18/12	4,000	4,000

		5,600

	Par (000)	Value (000)
Insurance — 1.9%
Metlife Funding
0.160%, 07/11/12	$11,000	$10,998
New York Life Capital
0.140%, 06/07/12	5,000	5,000
0.170%, 08/15/12	2,000	1,999

		17,997
Sovereign Agency — 1.7%
Kreditanstalt Fur Wiederaufbau
International Finance (Germany)
0.200%, 06/22/12	7,000	6,999
0.220%, 07/12/12	9,000	8,998

		15,997
Total Commercial Paper
(Cost $293,680)		293,680
CORPORATE BONDS — 1.7%
Banks — 0.4%
Wells Fargo
5.250%, 10/23/12	3,500	3,561
Financial Services — 0.7%
General Electric Capital
2.000%, 09/28/12	7,000	7,041
Insurance — 0.6%
Berkshire Hathaway
2.125%, 02/11/13	5,000	5,059
Berkshire Hathaway Finance
4.500%, 01/15/13	900	923

		5,982
Total Corporate Bonds
(Cost $16,584)		16,584
FUNDING AGREEMENT — 1.1%
New York Life Funding Agreement (FRN)
0.488%, 06/15/12 (A)	11,000	11,000
Total Funding Agreement
(Cost $11,000)		11,000
MUNICIPAL SECURITIES — 13.5%
Connecticut — 1.1%
Connecticut Health & Educational Facility
Authority, Yale University (RB) Series X-2
(VRDN)
0.150%, 06/07/12	10,000	10,000
Illinois — 0.5%
Northwestern University (TECP)
0.160%, 06/12/12	5,000	5,000
Massachusetts — 0.9%
Massachusetts Health & Educational Facilities
Authority, Harvard University (RB)
Series Y (VRDN)
0.120%, 06/07/12	9,000	9,000

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  M o n e y  M a r k e t  F u n d

S C H E D U L E   O F   I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Mississippi — 1.8%
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series C (VRDN)
0.160%, 06/07/12	$6,000	$ 6,000
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series E (VRDN)
0.150%, 06/01/12	11,000	11,000
		17,000
Ohio — 3.9%
Ohio Higher Educational Facility Commission,
Cleveland Clinic Health System (RB) Series
B-4 (VRDN)
0.180%, 06/01/12	6,300	6,300
Ohio State (GO) Series B (VRDN)
0.160%, 06/07/12	11,300	11,300
Ohio State Common Schools (GO)
Series B (VRDN)
0.160%, 06/07/12	3,865	3,865
Ohio State University (RB) Series B (VRDN)
0.160%, 06/07/12	16,020	16,020
		37,485
Texas — 4.2%
Houston Higher Education Finance, Rice
University Project (RB) Series A (VRDN)
0.150%, 06/01/12	4,100	4,100
Houston Higher Education Finance, Rice
University Project (RB) Series B (VRDN)
0.150%, 06/01/12	8,100	8,100
Red River Education Financing Corporation,
Texas Christian University
Project (RB) (VRDN)
0.170%, 06/07/12	14,500	14,500
University of Texas System (RB) Series B (VRDN)
0.100%, 06/07/12	13,000	13,000
		39,700
Virginia — 1.1%
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series E (VRDN)
0.140%, 06/07/12	5,100	5,100
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series F (VRDN)
0.140%, 06/07/12	5,700	5,700
		10,800
Total Municipal Securities
(Cost $128,985)		128,985

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Notes — 3.6%
1.375%, 09/15/12	$ 7,000	$ 7,025
0.375%, 10/31/12	18,500	18,520
0.375%, 08/31/12	9,000	9,005
Total U.S. Treasury Obligations
(Cost $34,550)		34,550

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.7%
BlackRock Liquidity Funds TempFund
Portfolio††	25,500,000	25,500
Total Affiliated Money Market Fund
(Cost $25,500)		25,500
	Par (000)
REPURCHASE AGREEMENTS — 18.6%
Deutsche Bank Securities, Inc.
0.210% (dated 05/31/12, due 06/01/12, repurchase price $28,000,163, collateralized by
Federal National Mortgage Association Bonds,
4.000% to 7.500%, due 10/01/37 to 04/01/42, total value $28,560,000)	$28,000	28,000
Goldman Sachs & Co.
0.190% (dated 05/31/12, due 06/01/12, repurchase price $34,000,179, collateralized by
Federal National Mortgage Association Bond,
6.000%, due 05/01/42, total value
$34,680,000)	34,000	34,000
HSBC Securities USA
0.210% (dated 05/31/12, due 06/01/12, repurchase price $35,000,204, collateralized by
Federal National Mortgage Association Bonds,
3.000% to 4.500%, due 02/01/24 to 03/01/42, total value $35,702,300)	35,000	35,000
Merrill Lynch Pierce Fenner and Smith, Inc.
0.200% (dated 05/31/12, due 06/01/12, repurchase price $26,000,144, collateralized by
Federal National Mortgage Association Bond,
4.000%, due 11/01/41, total value
$26,520,001)	26,000	26,000
RBS Securities, Inc.
0.180% (dated 05/31/12, due 06/01/12, repurchase price $22,000,110, collateralized by
U.S. Treasury Note, 2.000%, 02/15/22, total value $22,444,555)	22,000	22,000

See Notes to Financial Statements.

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
UBS Securities LLC
0.200% (dated 05/31/12, due 06/01/12, repurchase price $32,017,178, collateralized by
Federal Home Loan Mortgage Corporation
Bonds and Federal National Mortgage
Association Bonds, 2.500% to 8.250%, due
10/01/13 to 05/01/42, total value
$32,657,340)	$32,017	$32,017

Total Repurchase Agreements
(Cost $177,017)		177,017
TOTAL INVESTMENTS — 98.7%
(Cost $941,242)*		941,242
Other Assets & Liabilities — 1.3%		12,365
TOTAL NET ASSETS — 100.0%		$953,607

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $11,000 (000) and represents 1.1% of net assets as of May 31, 2012.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $4,597 (000) and represents 0.5% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 23.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)
Affiliated Money Market Fund	$25,500	$ –	$–	$25,500
Asset Backed Commerical Paper	–	148,510	–	148,510
Asset Backed Securities	–	15,912	–	15,912
Certificates of Deposit	–	89,504	–	89,504
Commerical Paper	–	293,680	–	293,680
Corporate Bonds	–	16,584	–	16,584
Funding Agreement	–	11,000	–	11,000
Municipal Securities	–	128,985	–	128,985
Repurchase Agreements	–	177,017	–	177,017
U.S. Treasury Obligations	–	34,550	–	34,550

Total Assets – Investments in Securities	$25,500	$915,742	$–	$941,242

See Notes to Financial Statements.

P N C  A d v a n t a g e  I n s t i t u t i o n a l  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 29.9%
U.S. Treasury Bills† — 8.5%
0.075%, 06/07/12	$500	$500
0.033%, 06/28/12	2,000	2,000
0.103%, 07/19/12	1,500	1,500
0.102%, 07/26/12	1,500	1,500
0.091%, 08/23/12	2,300	2,299
0.071%, 08/30/12	1,500	1,500
0.100%, 09/06/12	1,500	1,499

		10,798
U.S. Treasury Notes — 21.4%
1.875%, 06/15/12	2,000	2,001
0.625%, 06/30/12	2,000	2,001
1.500%, 07/15/12	2,000	2,003
0.625%, 07/31/12	2,500	2,502
0.375%, 08/31/12	1,000	1,001
1.375%, 09/15/12	1,000	1,005
0.375%, 09/30/12	2,000	2,002
1.375%, 10/15/12	2,000	2,012
0.375%, 10/31/12	2,000	2,002
1.375%, 11/15/12	2,000	2,011
0.500%, 11/30/12	1,500	1,503
0.625%, 12/31/12	1,500	1,504
0.625%, 01/31/13	2,000	2,005
1.375%, 02/15/13	1,000	1,008
0.625%, 02/28/13	1,500	1,505
0.625%, 04/30/13	1,000	1,004

		27,069
Total U.S. Treasury Obligations (Cost $37,867)		37,867
REPURCHASE AGREEMENTS — 68.1%
Deutsche Bank Securities, Inc.
0.180% (dated 05/31/12, due 06/01/12, repurchase price $21,000,105, collateralized by
U.S. Treasury Note, 0.250%, due 05/31/14, total value $21,420,043)	21,000	21,000

	Par (000)	Value (000)
Goldman Sachs & Co.
0.100% (dated 05/31/12, due 06/01/12, repurchase price $5,000,014, collateralized by
U.S. Treasury Bill, U.S. Treasury Bonds and
U.S. Treasury Notes, 0.000% to 10.630%, due
06/30/12 to 02/15/37, total value $5,100,068)	$5,000	$5,000
HSBC Securities USA
0.170% (dated 05/31/12, due 06/01/12, repurchase price $20,000,094, collateralized by
U.S. Treasury Note, 1.375%, due 01/15/20, total value $20,405,984)	20,000	20,000
Merrill Lynch Pierce Fenner and Smith, Inc.
0.180% (dated 05/31/12, due 06/01/12, repurchase price $20,000,100, collateralized by
U.S. Treasury Note, 0.880%, due 01/31/17, total value $20,400,101)	20,000	20,000
UBS Securities LLC
0.180% (dated 05/31/12, due 06/01/12, repurchase price $20,162,101, collateralized by U.S. Treasury Note, 1.750%, due 05/15/22, total value $20,565,288)	20,162	20,162

Total Repurchase Agreements (Cost $86,162)		86,162
TOTAL INVESTMENTS — 98.0%
(Cost $124,029)*		124,029
Other Assets & Liabilities — 2.0%		2,474
TOTAL NET ASSETS — 100.0%		$126,503
* Also cost for Federal income tax purposes.
† The rate shown is the effective yield at purchase date.
Please see Investment Abbreviations and Definitions on Page 23.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

				Total
		Level 2	Level 3	Value
	Level 1	Other Significant	Significant	at
	Quoted Prices	Observable Inputs	Unobservable Inputs	May 31, 2012
	(000)	(000)	(000)	(000)
Repurchase Agreements	$–	$ 86,162	$–	$ 86,162
U.S. Treasury Obligations	–	37,867	–	37,867
Total Assets – Investments in Securities	$–	$124,029	$–	$124,029

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

I N V E S T M E N T    A B B R E V I AT I O N S    A N D    D E F I N I T I O N S

M a y  3 1,  2 0 1 2

                                 Cl — Class

                                 DN — Discount Note. The rate shown is the effective yield at purchase date.

                                FRN — Floating Rate Note. The rate shown is the rate in effect on May 31, 2012, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

                                GO — General Obligation

                                 LLC — Limited Liability Company

                                 MTN — Medium Term Note

                                 RB — Revenue Bond

                                 TECP — Tax Exempt Commercial Paper

                                 VRDN — Variable Rate Demand Note. The rate shown is the rate in effect on May 31, 2012, and the date shown is the next reset or put date.

See Notes to Financial Statements.

P N C   A d v a n t a g e   F u n d s

S TAT E M E N T S   O F   A S S E T S   A N D   L I A B I L I T I E S   ( 0 0 0 )

M a y 3 1 , 2 0 1 2

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
ASSETS
Investments in non-affiliates at value	$60,275	$738,725	$ 37,867
Investments in affiliates at value	–	25,500	–
Investments in repurchase agreements at value*	33,699	177,017	86,162

Total Investments at value(1)	93,974	941,242	124,029

Cash	–	10,674	2,410
Receivable for shares of beneficial interest issued	–	2,077	–
Interest receivable	76	229	65
Receivable from Adviser	–	–	5
Prepaid expenses	19	28	18

Total Assets	94,069	954,250	126,527

LIABILITIES
Payable for shares of beneficial interest redeemed	–	419	–
Dividends payable
Institutional Class	1	33	1
Advisor Class	–	5	–
Investment advisory fees payable	1	67	–
Administration fees payable	4	23	5
Custodian fees payable	2	7	2
Transfer agent fees payable	1	7	1
Trustees’ fees payable	2	17	2
Other liabilities	14	65	13

Total Liabilities	25	643	24

TOTAL NET ASSETS	$94,044	$953,607	$126,503

Investments in non-affiliates at cost	$60,275	$738,725	$ 37,867
Investments in affiliates at cost	–	25,500	–
Investments in repurchase agreements at cost	33,699	177,017	86,162

(1) Total Investments at cost	$93,974	$941,242	$124,029

*Only repurchase agreements exceeding 10% of total assets are shown separately above on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$94,044	$953,632	$126,503
Distributions in Excess of Net Investment Income	–	(25)	–

Total Net Assets	$94,044	$953,607	$126,503

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Institutional shares	$92,801,656	$834,098,784	$111,734,953

Institutional shares outstanding	92,806,366	834,072,143	111,739,520

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Advisor shares	$1,242,106	$119,508,098	$3,618,982

Advisor shares outstanding	1,242,112	119,511,333	3,619,009

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Service shares	$10	$10	$11,148,621

Service shares outstanding	10	10	11,148,962

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S    O F    O P E R AT I O N S  ( 0 0 0 )

F o r  t h e  Ye a r  E n d e d  M a y  3 1 ,  2 0 1 2

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

Investment Income:
Interest	$ 112	$1,801	$ 93
Income from affiliate(1)	–	45	–

Total Investment Income	112	1,846	93

Expenses:
Investment advisory fees	138	1,450	148
Administration fees	45	249	47
Transfer agent fees	8	78	9
Custodian fees	12	44	13
Professional fees	21	101	20
Pricing service fees	4	7	2
Printing and shareholder reports	4	28	3
Registration and filing fees	34	54	33
Trustees’ fees	5	45	4
External vendor reporting	12	56	13
Miscellaneous	3	28	3

Total Expenses	286	2,140	295

Less:
Waiver of investment advisory fees(1)	(138)	(779)	(148)
Expense reimbursements(1)	(48)	–	(64)

Net Expenses	100	1,361	83

Net Investment Income	12	485	10

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments Sold	–	2	–

Net Gain on Investments	–	2	–

Net Increase in Net Assets Resulting from Operations	$ 12	$ 487	$ 10

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S   ( 0 0 0 )

	Institutional Government Money Market Fund		Institutional Money Market Fund
	For the Year Ended		For the Year Ended

	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011

Investment Activities:
Net investment income	$12	$13	$485	$574
Net realized gain on investments sold	–	–	2	–

Net increase in net assets resulting from operations	12	13	487	574

Dividends to Shareholders:
Dividends from net investment income:
Institutional Shares	(12)	(17)	(414)	(542)
Advisor Shares	–	–	(73)	(81)

Total dividends	(12)	(17)	(487)	(623)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Shares	101,489	61,763	3,402,766	2,786,796
Advisor Shares	32,820	196	719,469	767,157
Reinvestment of dividends:
Institutional Shares	2	10	15	21
Advisor Shares	–	–	3	2

Total proceeds from shares issued and reinvested	134,311	61,969	4,122,253	3,553,976

Value of shares redeemed:
Institutional Shares	(70,304)	(15,159)	(3,501,654)	(2,718,281)
Advisor Shares	(31,757)	(17)	(745,260)	(656,979)

Total value of shares redeemed	(102,061)	(15,176)	(4,246,914)	(3,375,260)

Increase (decrease) in net assets from share transactions	32,250	46,793	(124,661)	178,716

Total increase (decrease) in net assets	32,250	46,789	(124,661)	178,667

Net Assets:
Beginning of year	61,794	15,005	1,078,268	899,601

End of year*	$94,044	$61,794	$953,607	$1,078,268

*Including distributions in excess of net investment income	$–	$–	$(25)	$(25)

See Notes to Financial Statements.

P N C  A d v a n t a g e  F u n d s

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S  ( 0 0 0 )

	Institutional Treasury Money Market Fund
	For the Year Ended	For the Year Ended

	May 31, 2012	May 31, 2011
Investment Activities:
Net investment income	$ 10	$ 3
Net increase in net assets resulting from operations	10	3
Dividends to Shareholders:
Dividends from net investment income:
Institutional Shares	(9)	(6)
Service Shares	(1)	(1)
Total dividends	(10)	(7)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Shares	666,063	279,837
Advisor Shares	5,457	4,021
Service Shares	55,541	25,748
Reinvestment of dividends:
Institutional Shares	2	5
Total proceeds from shares issued and reinvested	727,063	309,611
Value of shares redeemed:
Institutional Shares	(590,727)	(258,530)
Advisor Shares	(4,385)	(1,474)
Service Shares	(48,585)	(21,556)
Total value of shares redeemed	(643,697)	(281,560)
Increase in net assets from share transactions	83,366	28,051
Total increase in net assets	83,366	28,047
Net Assets:
Beginning of year	43,137	15,090
End of year*	$ 126,503	$ 43,137

*Including undistributed (distributions in excess of) net investment income	$ –	$ –

See Notes to Financial Statements.

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1. Fund Organization

PNC Advantage Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers three diversified investment portfolios, the Institutional Government Money Market Fund, the Institutional Money Market Fund and the Institutional Treasury Money Market Fund (individually, a “Fund”, collectively, the “Funds”). Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class is sold without a sales charge, represents an interest in the same portfolio of investments of the Funds, and is substantially the same in all respects, except that the Advisor and Service Shares are subject to a shareholder services fee.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires (“U.S. GAAP”) management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2012 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investments in repurchase agreements are valued at par each business day.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

    —  Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

        Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

    —  Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

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Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; or, repurchase agreements.

   —  Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. The Funds did not have any transfers between Level 1 and Level 2 during the year ended May 31, 2012.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2012 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the year ended May 31, 2012.

	Annual Rate	Fee Waiver	Expense Reimbursement
Institutional Government Money Market Fund*	0.15%	0.15%	0.05%
Institutional Money Market Fund*	0.15%	0.08%	0.00%
Institutional Treasury Money Market Fund*	0.15%	0.15%	0.06%

*

The Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.03% for the period June 1, 2011 to July 31, 2011, at least 0.02% for the period August 1, 2011 to August 31, 2011 and at least 0.01% for the period September 1, 2011 to May 31, 2012 for the Institutional Government Money Market Fund; and at least 0.05% and 0.01% for the Institutional Money Market Fund and Institutional Treasury Money Market Fund, respectively, for the period June 1, 2011 to May 31, 2012. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor and Service Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor and Service Shares in consideration for payment of up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively.

Pursuant to the shareholder service agreement, the Funds suspended payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

Trustees’ Fees

Effective January 1, 2012, each Trustee receives an annual consolidated fee of $70,000 plus $6,750 for each combined Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. Prior to January 1, 2012, each Trustee received an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as aTrustee. The Co-Chairmen of the Board received an additional fee of $16,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and PNC Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

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Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon received fees at the annual rate of 0.0125% of each Fund’s first $1 billion of average daily net assets; and 0.0100% of each Fund’s average daily net assets in excess of $1 billion. The Adviser received 0.0100% of each Fund’s average net assets. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and PNC Funds. Another officer of BNY Mellon is Assistant Secretary of the Trust and PNC Funds.

Affiliated Fund

PNC Group, the indirect parent company of the Adviser, owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The Institutional Money Market Fund invests in the BlackRock Liquidity Funds TempFund Portfolio, details of which are included in the Fund’s Schedule of Investments. The investments in BlackRock Funds declined by $4,500,000 during the year ended May 31, 2012.

Details of affiliated holdings at May 31, 2012 are included in the respective Fund’s Schedule of Investments.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

4. Custodian and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for the PNC Funds. The Custodian fees for the Trust and PNC Funds are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and PNC Funds, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and PNC Funds and 0.001% of the combined average daily gross assets in excess of $10 billion. The Custodian fees are allocated to the Trust and PNC Funds based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2012, BNY Mellon received $94,110 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement.

5. Federal Income Taxes

Each of the Funds intends to continue to qualify for tax treatment as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2012 and for each Fund’s open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 were as follows:

Ordinary Income (000)
Institutional Government Money Market Fund
2012	$13
2011	16
Institutional Money Market Fund
2012	494
2011	612
Institutional Treasury Money Market Fund
2012	10
2011	7

As of May 31, 2012, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long Term Capital Gain (000)	Capital Loss Carryforward (000)	Late- Year Losses Deferred (000)	Other Temporary Differences (000)	Total Net Assets (000)
Institutional Government Money Market Fund	$ 94,044	$–	–*	$–	–*	$–	–*	$94,044
Institutional Money Market Fund	953,632	–	4	–	–	–	(29)	953,607
Institutional Treasury Money Market Fund	126,503	–	1	–	–	–	(1)	126,503

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, deferred organizational costs and use of equalization. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2012:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gain (Loss) (000)	Shares of Beneficial Interest (000)
Institutional Money Market Fund	$2	$(2)	$–
Institutional Treasury Money Market Fund	–*	–*	–
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

At May 31, 2012, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration date:

	Expiring May 31,
	2019
Fund	(000)	Total
Institutional Government Money Market Fund	$–*	$–*
*Amount represents less than $500.

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Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Market and Credit Risk

Each of the Funds may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

7. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

8. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective prospectively for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements or disclosures.

9. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Professional Funds Distributor, LLC (“PFD”), the Underwriter for the Trust, was acquired by Foreside Financial Group, LLC which terminated PFD’s prior agreement with the Trust by operation of law effective July 1, 2012. A new distribution agreement between PFD and the Trust, which was approved by the Board at its May 31, 2012 board meeting, became effective July 2, 2012. PFD has since been renamed as PNC Funds Distributor, LLC.

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P R O X Y   V O T I N G   A N D   Q U A R T E R LY   S C H E D U L E S   O F   I N V E S T M E N T S

( U n a u d i t e d )

Proxy Voting and Quarterly Schedules of Investments

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-364-4890, visiting the Trust’s website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-364-4890 or visiting the Trust’s website at pncfunds.com. They also are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Advantage Funds can be found by visiting the Funds’ website at pncfunds.com.

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P N C   A D V A N T A G E   F U N D S   N O T I C E   O F   P R I VA C Y   P O L I C Y   &   P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

—	Account History. including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

—	As Authorized – if you request or authorize the disclosure of the information.

—

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

—

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

—	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-364-4890 for PNC Advantage Funds.

(1) For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.

(2) The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

PNC
ADVANTAGE FUNDS

ADV-AR-004-0612

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, L. White Matthews III, and Stephen M. Todd is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $57,450 and $56,100 for the fiscal years ended May 31, 2012 and 2011, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $2,973 for the fiscal years ended May 31, 2012 and 2011, respectively. Fees from 2011 were associated with the review of the combined pro forma financial statements in connection with Fund reorganizations, and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $1,118 and $1,118 for the fiscal years ended May 31, 2012 and 2011, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2012 and 2011, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240. 15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PNC Advantage Funds

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date July 30, 2012

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date July 30, 2012

*	Print the name and title of each signing officer under his or her signature.